Exhibit 99.1

Exterran Corporation Provides Operational Update and First Quarter 2020 Earnings Release and Conference Call Schedule

HOUSTON, April 30, 2020 - Exterran Corporation (NYSE: EXTN) (“Exterran” or the “Company”) today provided an operational update and its first quarter 2020 earnings release and conference call schedule.

Andrew Way, Exterran’s President and Chief Executive Officer commented, “We are in unprecedented times, not only managing the COVID-19 uncertainties but responding to the weakened commodity price environment. First and foremost, we continue to monitor the impact of COVID-19 and are focused on the health and well-being of our employees and the communities where we work and serve. At Exterran, our tie to natural gas, solid contracted backlog, and strong balance sheet with no near-term maturities differentiates us relative to many within the energy industry, and solidifies our long-term confidence in our business. This was exemplified by our first quarter results coming in-line with our guidance. We also had a strong commercial start to the year with over $450 million of product sales bookings, with products backlog around $640 million and over $200 million in ECO wins largely driven by contract operations extensions that won’t require incremental capital. Contract operations backlog at the end of the first quarter was $1.35 billion.”

Preliminary
(in millions)	1Q20 Results *
Revenue	$208-$212
Gross margin	$70-$75
SG&A	$37-$39

Cash	$19
Total Debt	$453-$457

*All numbers above include U.S. compression fabrication business

The Company is continuously driving global productivity across all functions. While the Company has significant backlog, it is adjusting its structural costs to match current activity levels. The Company continues to collaborate with its customers as they navigate these challenging markets through a variety of short-term solutions. The Company expects to provide updated guidance incorporating additional cost reductions and reflecting current market conditions as part of its first quarter earnings conference call.

First Quarter 2020 Earnings Release and Conference Call Schedule

The Company will release its first quarter 2020 results on Monday, May 11th, 2020 before the market opens. The Company has scheduled a conference call for Monday, May 11th, 2020 at 10 a.m. Central Time to discuss the results. The call will be broadcast live over the Internet. Investors may participate either by phone or audio webcast.

By Phone:	Dial 877-524-8416 at least 10 minutes before the call. A replay will be available through Monday, May 18, 2020 by dialing 877-660-6853 and using the passcode 13701979.

By Webcast:
Connect to the webcast via the Investor Relations section of Exterran’s website at www.exterran.com.  Please log in at least 10 minutes in advance to register and download any necessary software.  A replay will be available shortly after the call.

About Exterran Corporation
Exterran Corporation (NYSE: EXTN) is a global systems and process company offering solutions in the oil, gas, water and power markets. We are a leader in natural gas processing and treatment and compression products and services, providing critical midstream infrastructure solutions to customers throughout the world. Exterran Corporation is headquartered in Houston, Texas and operates in approximately 25 countries.

For more information, contact:
Blake Hancock, Vice President of Investor Relations, at 281-854-3043
Or visit www.exterran.com

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Non-GAAP and Other Financial Information
Gross margin is defined as revenue less cost of sales (excluding depreciation and amortization expense). Gross margin percentage is defined as gross margin divided by revenue. The Company evaluates the performance of its segments based on gross margin for each segment.

EBITDA, as adjusted, a non-GAAP measure, is defined as net income (loss) excluding income (loss) from discontinued operations (net of tax), cumulative effect of accounting changes (net of tax), income taxes, interest expense (including debt extinguishment costs), depreciation and amortization expense, impairment charges, restructuring and other charges, non-cash gains or losses from foreign currency exchange rate changes recorded on intercompany obligations, expensed acquisition costs and other items. EBITDA, as adjusted, excludes the benefit of the two previously announced sales of our Venezuelan assets.

Management believes EBITDA, as adjusted, is an important measure of operating performance because it allows management, investors and others to evaluate and compare our core operating results from period to period by removing the impact of our capital structure (interest expense from outstanding debt), asset base (depreciation and amortization), our subsidiaries’ capital structure (non-cash gains or losses from foreign currency exchange rate changes on intercompany obligations), tax consequences, impairment charges, restatement related charges (recoveries), restructuring and other charges, expensed acquisition costs and other items. Management uses EBITDA, as adjusted, as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, the Company's compensation committee has used EBITDA, as adjusted, in evaluating the performance of the Company and management and in evaluating certain components of executive compensation, including performance-based annual incentive programs.

Non-GAAP financial information supplements should be read together with, and are not an alternative or substitute for, the Company’s financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements may include words such as “guidance,” “anticipate,” “estimate,” “expect,” “preliminary,” “forecast,” “project,” “plan,” “intend,” “believe,” “confident,” “may,” “should,” “can have,” “likely,” “future” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Examples of forward-looking information in this release include, but are not limited to the preliminary financial information regarding Exterran’s finalized first quarter results and charges. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Exterran’s control, which could cause actual results to differ materially from such statements. As a result, any such forward-looking statements are not guarantees of future performance or results. While Exterran believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: adjustments made during the finalization of Exterran’s financial close and reporting processes for the first quarter; developments in the COVID-19 pandemic and the resulting impact on our business and operations; local, regional, national and international economic and political conditions and the impact they may have on Exterran and its customers; Exterran’s reduced profit margins or loss of market share resulting from competition or the introduction of competing technologies by other companies; Exterran’s ability to win profitable new business; changes in international trade relationships including the imposition of trade restrictions or tariffs related to any materials or products used in the operation of our business; conditions in the oil and gas industry, including a sustained imbalance in the level of supply or demand for oil or natural gas or a sustained low price of oil or natural gas; Exterran’s ability to timely and cost-effectively execute projects; Exterran enhancing or maintaining its asset utilization, particularly with respect to its fleet of compressors and other assets; Exterran’s ability to integrate acquired businesses; employment and workforce factors, including the ability to hire, train and retain key employees; Exterran’s ability to accurately estimate costs and time required under Exterran’s fixed price contracts; liability related to the use of Exterran’s products and services; changes in political or economic conditions in key operating markets, including international markets; changes in current exchange rates, including the risk of currency devaluations by foreign governments, and restrictions on currency repatriation; risks associated with Exterran’s operations, such as equipment defects, equipment malfunctions, environmental discharges, extreme weather and natural disasters; risks associated with cyber-based attacks or network security breaches; any non-performance by third parties of their contractual obligations, including the financial condition of our customers; changes in safety, health, environmental and other regulations, including those related to climate change or water scarcity; and Exterran’s indebtedness and its ability to generate sufficient cash flow, access financial markets at an acceptable cost, fund its operations, capital commitments and other contractual cash obligations, including our debt obligations.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Exterran’s Annual Report on Form 10-K for the year ended December 31, 2019, and other filings with the Securities and Exchange Commission available on the Securities and Exchange Commission’s website www.sec.gov. A discussion of these risks is expressly incorporated by reference into this release. Except as required by law, Exterran expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

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